UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2023

Commission File Number of Issuing Entity:    333-75276

Central Index Key Number of Issuing Entity:    0001163321

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Notes)

Commission File Number of Issuing Entity: 000-25762

Central Index Key Number of Issuing Entity: 0000922869

CAPITAL ONE MASTER TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Collateral Certificate)

Central Index Key Number of Depositor:    0001162387

CAPITAL ONE FUNDING, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Sponsor: 0000047288

CAPITAL ONE, NATIONAL ASSOCIATION

(Successor to Capital One Bank (USA), National Association)

(Exact name of sponsor as specified in its charter)

Virginia	333-75276-01	54-2058720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Capital One Drive Room 27907-A McLean, Virginia		22102
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (804) 284-2500

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events.

Item 8.01. Other Events.

Capital One Multi-asset Execution Trust LIBOR Transition Update

On March 5, 2021, the UK Financial Conduct Authority (the “FCA”) announced that all US Dollar LIBOR (“USD LIBOR”) settings will either cease publication or no longer be representative after June 30, 2023 (the “Cessation Date”).

Capital One Funding, LLC (“Funding”), a Virginia limited liability company and a wholly-owned subsidiary of Capital One, National Association, is the depositor of Capital One Multi-asset Execution Trust (“COMET”), a Delaware statutory trust that is authorized to issue asset-backed notes in series under an indenture governed by the laws of the State of New York. As of May 3, 2023, the Card Series is the only issued and outstanding series of COMET notes.

Legacy LIBOR Notes

COMET has issued two tranches of Card Series notes that (i) use USD LIBOR as a benchmark for calculating payments of interest, and (ii) will not reach their expected principal payment date before the Cessation Date (“Legacy LIBOR Notes”). The two tranches of Legacy LIBOR Notes are:

Title of Legacy LIBOR Notes                       CUSIP

Card Series Class B(2005-3) Notes                 14041NCG4

Card Series Class A(2017-5) Notes                 14041NFP1

Transition from USD LIBOR Rate to Term SOFR Plus Tenor Spread Adjustment

Funding, as depositor of COMET, is filing this report on Form 8-K to provide notice that the relevant USD LIBOR rate for each Legacy LIBOR Note will transition to Term SOFR plus a tenor spread adjustment after the Cessation Date by operation of law, pursuant to the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”), which was enacted by Congress on March 15, 2022. “Term SOFR” refers to the CME Term SOFR Reference Rate published for the one- or three-month tenor corresponding to the relevant USD LIBOR rate as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof).

The replacement of USD LIBOR with Term SOFR plus a tenor spread adjustment will be effective for determinations under the terms of the Legacy LIBOR Notes that are made after the Cessation Date, but will not affect any determinations made prior to the Cessation Date.

The contractual fallbacks in these Legacy LIBOR Notes identify neither:

1.	a specific benchmark replacement that is not based in any way on any USD LIBOR value nor

2.	a determining person with the authority to determine a replacement for USD LIBOR.

The LIBOR Act provides that, for instruments such as these, the replacement benchmark rate selected by the Board of Governors of the Federal Reserve System (the “Board”) will replace USD LIBOR. The Board has adopted final rules providing that, on and after the first London banking day after the Cessation Date (the “LIBOR replacement date”), in place of one- or three-month tenors of USD LIBOR, the benchmark replacement for instruments such as these (the “Board-selected benchmark replacement”) shall be Term SOFR for the corresponding tenor plus the applicable tenor spread adjustment. See “Tenor Spread Adjustment” below.

Tenor Spread Adjustment

The tenor spread adjustment for each tenor listed below, as set forth in the LIBOR Act and the final rules adopted by the Board, is:

Currency	Tenor	Tenor spread adjustment
USD	1 Month	0.11448%
USD	3 Months	0.26161%

Note Interest Rates Prior to and After Cessation Date

Under the LIBOR Act and the final rules adopted by the Board, therefore, the note interest rate for determinations under the terms of the Legacy LIBOR Notes that are made (i) prior to the Cessation Date and (ii) after the Cessation Date, are:

Title of Legacy LIBOR Notes	Note Interest Rate
	Determinations prior to Cessation Date: (Benchmark + credit spread)	Determinations after Cessation Date: (Benchmark + tenor spread adjustment + credit spread)
Card Series Class B(2005-3) Notes	Three Month LIBOR + 0.55%	Three Month Term SOFR + 0.26161% + 0.55%
Card Series Class A(2017-5) Notes	One Month LIBOR + 0.58%	One Month Term SOFR + 0.11448% + 0.58%

Conforming Changes

Under the LIBOR Act, if the Board-selected benchmark replacement becomes the benchmark replacement for an instrument such as the Legacy LIBOR Notes listed above, all benchmark replacement conforming changes will become an integral part of the instrument. Benchmark replacement conforming changes are technical, administrative or operational changes, alterations or modifications that:

1.

the Board determines, in its discretion, would address one or more issues affecting the implementation, administration and calculation of the Board-selected benchmark replacement in LIBOR contracts; or

2.

in the reasonable judgment of a person responsible for calculating or determining any valuation, payment or other measurement based on a benchmark (a “calculating person”), are otherwise necessary or appropriate to permit the implementation, administration and calculation of the Board-selected benchmark replacement under or with respect to a LIBOR contract after giving due consideration to any benchmark replacement conforming changes implemented by the Board.

The Board has adopted final rules providing that specified benchmark replacement conforming changes, including the following, will become an integral part of instruments such as the Legacy LIBOR Notes listed above:

(1)

Any reference to a specified source for USD LIBOR (such as a particular newspaper, website, or screen) shall be replaced with the publication of the applicable Board-selected benchmark replacement (inclusive of the relevant tenor spread adjustment) by either the relevant benchmark administrator for the applicable Board-selected benchmark replacement or any third party authorized by the relevant benchmark administrator to publish the applicable Board-selected benchmark replacement.

(2)

Any reference to a particular time of day for determining USD LIBOR (such as 11:00 a.m. London time) shall be replaced with the standard publication time for the applicable Board-selected benchmark replacement (inclusive of the relevant tenor spread adjustment), as established by the relevant benchmark administrator.

(3)

To the extent a Board-selected benchmark replacement is not available or published on a particular day indicated in the LIBOR contract as the determination date, the most recently available publication of the Board-selected benchmark replacement will apply.

A calculating person has the authority under the LIBOR Act and the final rules adopted by the Board to make additional benchmark replacement conforming changes (in addition to those adopted by the Board) under instruments such as the Legacy LIBOR Notes listed above without any requirement to obtain consent from any other person. Any such additional changes that the applicable calculating person makes with respect to the Legacy LIBOR Notes listed above will be the subject of a separate announcement, via the Depository Trust and Clearing Corporation or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Eric D. Bauder
Name: Eric D. Bauder
Title: Assistant Vice President

May 3, 2023